Supplement dated March 1, 2013 to Prospectus dated March 1, 2013

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013. The Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that the Agreement will automatically terminate upon the change of control of the Adviser.

On February 20, 2013, the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, subject to approval by shareholders of the Fund. The Board of Trustees has called a special meeting of shareholders to vote on this proposal and other related issues.

The change of control of the Distributor will also result in the automatic termination of the Distribution Agreement. On February 20, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved a new Distribution Agreement, to take effect upon the sale of the Distributor.

The Trust will file with the SEC materials describing the nature of the transaction and the actions taken by the Board of Trustees. You will receive a copy of these materials and you will be asked to consider and vote for the proposed Investment Advisory Agreement.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.